SUPPLEMENT DATED MARCH 5, 2012 TO THE PROSPECTUS
DATED JULY 28, 2011, AS AMENDED ON DECEMBER 30, 2011 AND JANUARY 11, 2012

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.
(the "Fund")

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

The second paragraph of the subsection entitled "OFFERING SUMMARY – Investor Eligibility" and the second part of the first paragraph of the subsection entitled "PURCHASES OF UNITS – Eligible Investors" is deleted and replaced with the following:

In addition, Eligible Investors must represent that (A) (i) if a natural person (including participants in individual retirement accounts), they have (a) an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units), or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and have a reasonable expectation of reaching the same income level in the current year; or (ii) if an entity, including a corporation, foundation, endowment, partnership, or limited liability company, they have total assets in excess of $5 million and they were not formed for the specific purpose of acquiring the securities offered (or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units)) or (iii) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a "sophisticated person" is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in a fiduciary capacity and subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (i); or (B) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered.

Please retain this Supplement for future reference.